Exhibit 32.1

                     Certification pursuant to Section 1350
      as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
      --------------------------------------------------------------------


In connection with the Quarterly Report of DA Consulting Group, Inc. (the "COMPANY") on Form 10-Q for the period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "REPORT"), I, Virginia L. Pierpont, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                          /s/  Virginia  L.  Pierpont
                                     -------------------------------------------
                                               Virginia  L.  Pierpont
                                        President  and  Chief  Executive Officer
                                           (Principal  Executive  Officer)
                                             Date:  November  14,  2003


A signed original of this written statement required by Section 906 has been provided to DA Consulting Group, Inc. and will be retained by DA Consulting Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon its request.


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